UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2013

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	32-0326395 (I.R.S. Employer Identification No.)

2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Foreclosure Solutions, Inc.

4660 La Jolla Village Drive, Suite 500

San Diego, California 92122
(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02     Results of Operations and Financial Condition

The information provided below in “Item 7.01– Regulation FD Disclosure” of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 7.01     Regulation FD Disclosure

On June 20, 2013, CannaVEST Corp. (the “Company”) announced the release of its First Quarter 2013 earnings and PhytoSPHERE Systems LLC’s increase in hemp production and expansion of additional product lines. A copy of the press release issued by the Company announcing the release of First Quarter 2013 earnings and the increase in hemp production is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of CannaVEST Corp., dated June 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President, Secretary and Treasurer

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